Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this “Amendment”) is entered into as of April 29, 2024, by and among Safflower Holdings LLC, a Delaware limited liability company (“Seller”); Safflower Holdings Corp., a Delaware corporation (the “Company”); TOG Kaizen Acquisition, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Buyer”); and The ONE Group Hospitality, Inc., a Delaware corporation (“Parent”). Seller, the Company, Parent and Buyer shall be referred to herein, from time to time, collectively as the “Parties.”  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Stock Purchase Agreement.

RECITALS

WHEREAS, the Parties previously entered into a Stock Purchase Agreement, dated as of March 26, 2024 (the “Stock Purchase Agreement”); and

WHEREAS, in accordance with Section 10.10 of the Stock Purchase Agreement, the Parties desire to amend the Stock Purchase Agreement to provide for the terms set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.Section 6.9(d) of the Stock Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“(d) [RESERVED].”

2.Except as provided in this Amendment, this Amendment shall not by implication or otherwise limit, impair or constitute a waiver of the rights and remedies of the Parties under the Stock Purchase Agreement and shall not otherwise alter, modify or amend any of the terms or provisions of the Stock Purchase Agreement. After giving effect to this Amendment, any reference to the Stock Purchase Agreement shall mean the Stock Purchase Agreement as modified by this Amendment.

3.Article 10 of the Stock Purchase Agreement shall apply to this Amendment mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SELLER:

SAFFLOWER HOLDINGS LLC

By:	/s/ Thomas J. Baldwin
Name:	Thomas J. Baldwin
Title:	Authorized Person

COMPANY:

SAFFLOWER HOLDINGS CORP.

By:	/s/ Thomas J. Baldwin
Name:	Thomas J. Baldwin
Title:	President and Chief Executive Officer

BUYER:

TOG KAIZEN ACQUISTION, LLC

By:	The ONE Group, LLC, its Manager

By:	The ONE Group Hospitality, Inc., its Manager

By:	/s/ Emanuel Hilairo
Name:	Emanuel Hilairo
Title:	President and Chief Executive Officer

PARENT:

THE ONE GROUP HOSPITALITY, INC.

By:	/s/ Emanuel Hilairo
Name:	Emanuel Hilairo
Title:	President and Chief Executive Officer

[Signature Page to Amendment No.1 to Stock Purchase Agreement]